Summary Prospectus

Royce International Premier Fund | May 1, 2026

RIPNX Investment Class Symbol | RYIPX Service Class Symbol | RIPIX Institutional Class Symbol

Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information dated May 1, 2026. Each document contains more information about the Fund and its risks and is incorporated by reference (is legally considered part of this Summary Prospectus). The Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders, financial statements, and other important information about the Fund are available online at www.royceinvest.com/prospectus. You can also get this information at no cost by calling (800) 841-1180, sending an e-mail request at www.royceinvest.com/contact, or by contacting your financial intermediary.

royceinvest.com

Summary Prospectus | May 1, 2026

Royce International Premier Fund

RIPNX Investment Class Symbol  |  RYIPX Service Class Symbol  |  RIPIX Institutional Class Symbol

Investment Goal

Royce International Premier Fund’s investment goal is long-term growth of capital.

Fees and Expenses of the Fund

The following table presents the fees and expenses that you may pay if you buy and hold shares of the Fund. Shares of the Fund purchased or held through a third party, such as a broker-dealer, bank, or other financial intermediary, may incur fees and expenses that are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
Maximum sales charge (load) imposed on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge	0.00%	0.00%	0.00%
Maximum sales charge (load) imposed on reinvested dividends	0.00%	0.00%	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%	1.00%	1.00%
Distribution and/or service (12b-1) fees	0.00%	0.25%	0.00%
Other expenses	0.40%	0.48%	0.38%
Total annual Fund operating expenses	1.40%	1.73%	1.38%
Fee waivers and/or expense reimbursements	-0.21%	-0.29%	-0.34%
Total annual Fund operating expenses after fee waivers and/or
expense reimbursements	1.19%	1.44%	1.04%

The total annual Fund operating expense ratios are subject to change in response to changes in the Fund’s average net assets and/or for other reasons. A decline in the Fund’s average net assets can be expected to increase the impact of operating expenses on the Fund’s total annual operating expense ratios.

Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment, Service, and Institutional Classes’ net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.19%, 1.44% and 1.04%, respectively, through April 30, 2027.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total operating expenses (net of fee waivers and/or expense reimbursements for the Investment, Service, and Institutional Classes in year one) remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:

	INVESTMENT CLASS	SERVICE CLASS	INSTITUTIONAL CLASS
1 Year	$121	$147	$106
3 Years	$422	$517	$403
5 Years	$746	$911	$723
10 Years	$1,662	$2,017	$1,628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Royce International Premier Fund

Principal Investment Strategy

Royce Investment Partners (“Royce”), the Fund’s investment adviser, invests the Fund’s assets in a limited number (generally less than 100) of equity securities of small-cap companies issued by companies headquartered outside the United States (“international companies”). Royce looks for companies trading below its estimate of their current worth that it considers “premier”—those that have strong balance sheets, other business strengths, and/or strong business prospects. In addition, Royce considers companies with the potential for improvement in cash flow levels and internal rates of return.

The Fund invests at least 80% of its net assets in equity securities of such premier companies headquartered outside of the United States, under normal circumstances. At least 65% of these equity securities will be issued by small-cap companies, that is, those with stock market capitalizations up to $5 billion at the time of investment. Under normal market circumstances, at least 65% of the Fund’s net assets will be invested in equity securities of international companies headquartered in at least three different countries. From time to time, a substantial portion of the Fund’s assets may be invested in companies that are headquartered in a single country. Although the Fund may invest without limit in the equity securities of companies headquartered outside of the United States, no more than 35% of the Fund’s net assets may be invested in equity securities of companies headquartered in “developing countries.” Developing countries, sometimes also referred to as emerging market countries, include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda, Israel, and Western European countries (as defined in The Royce Fund’s Statement of Additional Information). The Fund does not expect to purchase or sell foreign currencies to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities that it purchases.

In selecting securities for the Fund, Royce uses a bottom-up, value approach. Royce primarily focuses on company-specific criteria rather than on political, economic, or other country-specific factors. The Fund may invest in other investment companies that invest primarily in equity securities. The Fund may sell securities to, among other things, secure gains, limit losses, redeploy assets into what Royce deems to be more appropriate opportunities, and/or manage cash levels in the Fund’s portfolio.

Primary Risks for Fund Investors

As with any mutual fund that invests primarily in common stocks, Royce International Premier Fund is subject to market risk—the possibility that common stock prices will decline over short and/or extended periods of time due to overall market, financial, economic, and political conditions or events; changes in investor sentiment; governmental or central bank actions and/or market interventions; banking instability; trade disputes, tariffs, trade barriers, and economic sanctions and corresponding countermeasures; major cybersecurity events; acts of terrorism; armed conflicts; pandemics or epidemics; natural disasters; and other events or factors that may or may not be directly related to the issuer of a security held by the Fund. Economies and financial markets throughout the world are increasingly interconnected, and events or changes in one country or region could have significant adverse effects on global economies, markets, industries, and individual companies in ways that cannot necessarily be foreseen. As a result, the value of your investment in the Fund will fluctuate, sometimes sharply and unpredictably, and you could lose money over short and/or long periods of time.

In addition to general market risk, the prices of small-cap securities are generally more volatile than those of larger-cap securities. In addition, because small-cap securities tend to have significantly lower trading volumes than larger-cap securities, the Fund may have difficulty selling holdings or may only be able to sell holdings at prices substantially lower than what Royce believes they are worth. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Furthermore, securities of international companies may be subject to different risks than investments in U.S. securities, including adverse political, social, economic, environmental, public health, and/or other developments that are unique to a particular country or region. Prices of international securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than those of U.S. securities. To the extent the Fund focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters. The Fund’s investments are usually denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund’s investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined. These risk factors may affect the prices of international securities issued by companies headquartered in developing countries more than those headquartered in developed countries. For example, many developing countries have in the past experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries, and there may be delays in settlement procedures. To the extent that the Fund’s investments in the securities of international companies consist of non-U.S. headquartered companies that trade on a U.S. exchange, some or all of the above-stated risks of investing in international companies may not apply.

As of December 31, 2025, the Fund invested a significant portion of its assets in companies headquartered in Japan. Japan’s persistent underlying systemic risks, including high levels of government debt, large structural budget deficits, stubbornly high inflation, an aging and declining population, an uncertain financial sector, low domestic consumption, and certain corporate structural weaknesses, may adversely affect the market performance of companies headquartered in Japan.

2 | The Royce Fund Summary Prospectus 2026

Royce International Premier Fund (continued)

The Fund’s investment in a limited number of issuers may involve considerably more risk to investors than funds that invest in a larger number of issuers because it may be more susceptible to any single corporate, economic, political, regulatory, or market event. A significant portion of the Fund’s assets also may, from time to time, be invested in companies from a single sector or a limited number of sectors. Such an investment approach may involve considerably more risk to investors than one that is more broadly diversified across economic sectors because it may be more susceptible to corporate, economic, political, regulatory, or market events that adversely affect the relevant sector(s). As of December 31, 2025, the Fund invested a significant portion of its assets in companies from the Industrials and Information Technology sectors. Industrials sector companies can be significantly affected by general economic trends, commodity prices, legislation, government regulation and spending, import and export controls, worldwide competition, changes in consumer sentiment and spending, and liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. In addition, companies from the Information Technology sector can be significantly affected by the obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

Royce’s estimate of a company’s current worth may prove to be inaccurate, or this estimate may not be recognized by other investors, which could lead to portfolio losses or underperformance relative to similar funds and/or the Fund’s benchmark index. Securities in the Fund’s portfolio may not increase as much as the market as a whole, or perform negatively, and some securities may continue to be undervalued for long periods of time or may never reach what Royce believes are their full market values.

Investments in the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Prospectus is not a contract.

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, Fund or investor data, or proprietary information. Such incidents may also cause the Fund, Royce, and/or their service providers to suffer data breaches, data corruption, or loss of operational functionality. In addition, cybersecurity incidents may prevent Fund investors from purchasing, redeeming, or exchanging shares, as well as from receiving distributions. The Fund and Royce have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Royce. Cybersecurity incidents may result in significant financial losses to the Fund and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers are affected by cybersecurity incidents.

Performance

The following performance information provides an indication of the risks of investing in the Fund. Past performance does not indicate how the Fund will perform in the future. The Calendar Year Total Returns chart shows performance year-by-year over the last ten years (Service Class used for illustrative purposes—returns differ by Class). The Average Annual Total Returns table shows how the Fund’s average annual total returns for various periods compare with those of the MSCI ACWI ex USA IMI Index, a broad-based measure of international equity market performance, and the MSCI ACWI ex USA Small Cap Index, an index that reflects the performance of the particular market segment in which the Fund primarily invests. The Investment Class commenced operations on January 22, 2014, and the Institutional Class commenced operations on May 2, 2018. Performance information prior to these dates is for the Service Class. The returns differ only to the extent that the Classes have different expenses because all Classes invest in the same portfolio of securities.

Calendar Year Total Returns

Service Class (%)

During the period shown in the bar chart, the highest return for a calendar quarter was 21.53% (quarter ended 6/30/20) and the lowest return for a calendar quarter was -23.81% (quarter ended 3/31/20).

The table also presents the impact of taxes on the Fund’s returns (Service Class again used for illustrative purposes). In calculating these figures, we assumed that the shareholder was in the highest federal income tax bracket in effect at the time of each distribution of income or capital gains. We did not consider the impact of state or local income taxes. Your after-tax returns depend on your tax situation, so they may differ from the returns shown. This information does not apply if your investment is in an individual retirement account (IRA), a 401(k) plan, or is otherwise tax deferred because such accounts are subject to income taxes only upon distribution. Current month-end performance information for all share classes may be obtained at www.royceinvest.com or by calling SS&C GIDS Shareholder Services at (800) 841-1180.

The Royce Fund Summary Prospectus 2026 | 3

Royce International Premier Fund (concluded)

Average Annual Total Returns

As of 12/31/25 (%)

	1 YEAR	5 YEAR	10 YEAR
Service Class
Return Before Taxes	9.37	-3.44	4.64
Return After Taxes on Distributions	9.16	-4.11	4.18
Return After Taxes on Distributions and Sale of
Fund Shares	5.69	-2.57	3.66
Investment Class
	9.69	-3.19	4.90
Institutional Class
Return Before Taxes	9.88	-3.04	4.96
MSCI ACWI ex USA IMI Index
(Reflects no deductions for fees, expenses, or taxes)	31.96	7.77	8.37
MSCI ACWI ex USA Small Cap Index
(Reflects no deductions for fees, expenses, or taxes)	29.26	6.91	8.13

Investment Adviser and Portfolio Management

Royce & Associates, LP is the Fund’s investment adviser and a limited partnership organized under the laws of Delaware. Royce & Associates primarily conducts its business under the name Royce Investment Partners. Mark Fischer is the Fund’s portfolio manager. He is assisted by Portfolio Manager Evan Choi, CFA®. Mr. Fischer became portfolio manager on January 1, 2023. He was previously co-portfolio manager (May 1, 2022 - December 31, 2022) and portfolio manager (May 1, 2021 - April 30, 2022). Mr. Choi became assistant portfolio manager as of the close of business on December 31, 2025.

How to Purchase and Sell Fund Shares

Minimum initial investments for shares of the Fund’s Investment and Service Classes purchased directly from The Royce Fund:

ACCOUNT TYPE	MINIMUM
Regular Account	$2,000
IRA	$1,000
Automatic Investment or Direct Deposit Plan Accounts	$1,000
401(k) Accounts	None

The minimum for subsequent investments is $50, regardless of account type.

The minimum initial investment for Institutional Class shares is $1,000,000, except with respect to certain employer-sponsored Retirement Plans. Investment and Service Class shares of the Fund purchased through a third party, such as a broker-dealer, bank, or other financial intermediary, may be subject to investment minimums that differ from those described in this Prospectus.

You may request to sell shares in your account at any time online, by telephone, and/or mail. You may also purchase or sell Fund shares through a third party, such as a broker-dealer, bank, or other financial intermediary.

Tax Information

The Fund intends to make distributions that are expected to be taxable to you as ordinary income or capital gains unless you are tax exempt or your investment is in an IRA, a 401(k) plan, or is otherwise tax deferred.

Financial Intermediary Compensation

If you purchase the Fund through a financial intermediary (such as a broker-dealer or bank), the Fund and/or its related companies may pay such intermediary for the sale of Fund shares, shareholder services, or other business purposes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More information on The Royce Fund is available free upon request, including the following:

Annual/Semiannual Reports, Financial Statements, and Other Important Information

Additional information about a Fund’s investments, including a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during the most recent fiscal period, is available in the Funds’ annual and semiannual reports to shareholders. The Funds’ Form N-CSR and Form N-CSRS filings contain the Funds’ annual and semiannual financial statements. The annual and semiannual reports to shareholders, annual and semiannual financial statements, and other important information are also available (without charge) online at www.royceinvest.com/literature and upon request by calling (800) 841-1180.

Statement of Additional Information (“SAI”)

The SAI provides more details about The Royce Fund and its policies. A current SAI is available at www.royceinvest.com/literature and upon request by calling (800) 841-1180. It is also on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference (is legally considered part of this prospectus).

To obtain more information:

By Mail: The Royce Funds, One Madison Avenue, Suite 1700, New York, NY 10010

By Telephone: (800) 841-1180

Through the Internet: Prospectuses, applications, IRA forms, and additional information are available through our website at www.royceinvest.com/literature.

Text only versions of the Funds’ prospectus, SAI, annual and semiannual reports, Form N-CSR, Form N-CSRS, and other documents filed with the SEC can be viewed online or downloaded from www.sec.gov.

You can also obtain copies of documents filed with the SEC by visiting the SEC’s Public Reference Room in Washington, DC (telephone (202) 551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520. You may also make your request by e-mail at publicinfo@sec.gov after paying a duplicating fee.

One Madison Avenue | New York, NY 10010 | P (800) 841-1180 | www.royceinvest.com	RIP-ISI-0526